EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

NEITHER  THE  ISSUANCE  AND  SALE  OF  THE  SECURITIES  REPRESENTED  BY  THIS

CERTIFICATE    NOR    THE    SECURITIES    INTO    WHICH    THESE    SECURITIES    ARE

CONVERTIBLE  HAVE  BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,

AS   AMENDED,   OR   APPLICABLE   STATE   SECURITIES   LAWS.   THE   SECURITIES

MAY  NOT  BE  OFFERED  FOR  SALE,  SOLD,  TRANSFERRED  OR  ASSIGNED  (I)  IN

THE   ABSENCE   OF   (A)   AN   EFFECTIVE   REGISTRATION   STATEMENT   FOR   THE

SECURITIES   UNDER   THE   SECURITIES   ACT   OF   1933,   AS   AMENDED,   OR   (B)   AN

OPINION  OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE  SELECTED  BY  TIIE  HOLDER),

IN  A  GENERALLY  ACCEPTABLE  FORM,  THAT  REGISTRATION  IS  NOT  REQUIRED

UNDER SAID ACT OR  (11)  UNLESS SOLD  P U R S U A N T  T O   R U L E   1 4 4   O R   R U L E

1 4 4 A  U N D E R   S A I D  A C T.   NOTWITHSTANDING THE FOREGOING, THE SECURITIES

MAYBE  PLEDGED  IN  CONNECTION   WITH  A  BONA  FIDE   MARGIN  ACCOUNT   OR

OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Issue Date:  January __, 2015

Principal Amount:  $77,778.00

Original Issue Discount:  10%

Interest Rate:  6% per annum

Maturity Date:  January __, 2016

CONVERTIBLE PROMISSORY NOTE

FOR VALUE  RECEIVED,  MineralRite  Corporation,  a  Nevada  corporation  (hereinafter  called  the

"Borrower"),   hereby  promises   to   pay  to   the   order   of   River   North   Equity   Inc.,   an   Illinois

corporation,  or  its  registered  assigns  (the  "Holder")  the  sum  of  $77,778.00  together  with  any interest  as  set  forth  herein,  on  January __,  2016  (the  "Maturity  Date"),  and  to  pay interest  on  the unpaid  principal  balance  hereof  at  the  rate  of  six  percent  (6%)  per  annum  (the  "Interest  Rate")

from  the  date  hereof  (the  "Issue  Date")  until  the  same  becomes  due  and  payable,  whether  at  the

Maturity Date  or  upon  acceleration or by prepayment  or  otherwise.  This  Note  may  not  be  prepaid in  whole  or  in  part  except  as  otherwise  explicitly  set  forth  herein.  Any  amount  of  principal  or interest on this Note, which  is  not paid  when due, shall  bear  interest  at  the  rate  of  sixteen  percent

(16%)  per  annum  from  the  due  date  thereof  until  the  same  is  paid  ("Default  Interest")  and  shall be  subject  to  a  partial  penalty  at  the  rate  of  five  percent  (5%)  on  the  outstanding  principal  and accrued interest under this Note ("Partial Penalty Payment").  Interest shall commence accruing on  the  date  that  the  Note  is  fully paid  by the  Holder  and  shall  be  computed  on  the  basis  of  a 365-

day  year  and  the  actual  number  of  days  elapsed.  All  payments  due  hereunder  (to  the  extent  not converted into common stock, $0.001 par value per share (the "Common Stock")) in accordance with  the  terms  hereof  shall  be  made  in  lawful  money  of  the  United  States  of  America.  All payments  shall  be  made  at  such  address,  as  Holder  shall  hereafter  give  to  Borrower  by  written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead

Borrower _______________

Holder _______________

be due on the next succeeding day which is a business day and in the case of any interest payment date which is not the date on which  this  Note  is  paid  in  full,  the  extension  of  the  due date thereof shall  not  be  taken  into  account  for  purposes  of  determining  the  amount  of  interest  due  on  such date.  As  used  in  this  Note,  the  term  "business  day"  shall  mean  any  day  other  than  a  Saturday,

Sunday  or  a  day  on  which  commercial  banks  in  the  city  of  New York,  New York  are  authorized or  required  by  law  or  executive  order  to  remain  closed.  Each  capitalized  term  used  herein,  and not  otherwise  defined,  shall  have  the  meaning  ascribed  thereto  in  that  certain  Convertible  Note

Purchase  Agreement  dated  the  date  hereof,  by  and  between  Borrower  and  Holder,  pursuant  to which this  Note was originally issued  (the  "Purchase Agreement").

This  Note  is  free  from  all  taxes,  liens,  claims  and  encumbrances  with  respect  to  the  issue  thereof and shall not be subject to preemptive rights or other similar rights of shareholders of Borrower and will not impose personal liability upon Holder thereof.

The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1  Conversion  Right.  180 days after the Issue Date and until this Note is no longer outstanding,

this  Note  shall  be  convertible,  in  whole  or  in  part,  into  shares  of  Common  Stock  (as  such

Common  Stock  exists  on  the  Issue  Date,  or  any  shares  of  capital  stock  or  other  securities  of

Borrower  into  which  such  Common  Stock  shall  hereafter  be  changed  or  reclassified)  at  the

option   of   the   Holder,   at   any   time   and   from   time   to   time,   at   the   conversion   price   (the

"Conversion   Price")   determined   as    provided    herein    (a    "Conversion");    provided,

however,  that  in  no  event  shall  Holder  be  entitled  to  convert  any  portion  of  this  Note  in excess  of  that  portion  of  this  Note  upon  conversion  of  which  the  sum  of  (1)  the  number  of shares  of  Common  Stock  beneficially  owned  by  Holder  and its affiliates (other than  shares  of

Common   Stock   which  may  be   deemed   beneficially  owned   through   the   ownership   of   the

unconverted  portion  of  the  Notes  or  the  un-exercised  or  unconverted  portion  or  any  other

security  of   Borrower   subject  to   a  limitation   on  conversion   or   exercise   analogous   to   the

limitations  contained  herein)  and  (2)  the  number  of  shares  of  Common  Stock  issuable  upon the  conversion  of  the  portion  of  this  Note  with  respect  to  which  the  determination  of  this proviso  is  being  made,  would  result  in  beneficial  ownership  by  Holder  and  its  affiliates  of more  than  9.99%  of  the  outstanding  shares  of  Common  Stock.  For  purposes  of  the  proviso  to the  immediately  preceding  sentence,  beneficial  ownership  shall  be  determined  in  accordance with  Section  13(d)  of  the  Securities  Exchange  Act  of  1934,  as  amended  (the  "Exchange

Act"),  and  Regulations  13D  thereunder,  except  as  otherwise   provided  in  clause  (1)  of

such  proviso,  provided,  further,  however  that  the  limitations  on  conversion  may  be  waived by  Holder  upon,  at  the  election  of  Holder,  not  less  than  61  days'  prior  notice  to  Borrower,  and the  provisions  of  the  conversion  limitation  shall  continue  to  apply  until  such  61st  day  (or  such later  date,  as  determined  by  Holder,  as  may  be  specified  in  such  notice  of  waiver).  Should

Borrower  fail  to  eliminate  any  prohibitions  under  applicable  law  or  the  rules  or  regulations  of any  stock  exchange,  inter-dealer  quotation  system  or  other  self-regulatory  organization  with jurisdiction  over  Borrower  or  any  of  its  securities  on  Borrower's  ability  to  issue  shares  of

Common Stock, in lieu of any right to convert this Note as described in this Section 1.1, this will be considered an Event of Default under Section 3.2 of the Note.

Borrower _______________

Holder _______________

The  number  of  shares  of  Common  Stock  to  be  issued  upon  each  conversion  of  this  Note  shall

be  determined  by  dividing  the  Conversion  Amount  (as  defined   below)  by  the  applicable

Conversion  Price  then  in  effect  on  the  date  specified  in  the  notice  of  conversion,  in  the  form attached  hereto  as  Exhibit  C  (the  "Conversion  Notice"),  delivered  to  Borrower  by  Holder  in

accordance  with  Section  1.4  below;  provided  that  the   Conversion  Notice  is  submitted  by

facsimile  or  e-mail  (or  by  other  means  resulting  in,  or  reasonably   expected  to  result  in,

notice)  to  Borrower  before  6:00  pm  New  York,  New  York  time  on  such  conversion  date  (the

"Conversion  Date").  The  term  “Conversion Amount"  means,  with  respect  to  any  conversion of  this  Note,  the  sum  of  (1)  the  principal  amount  of  this  Note  to  be  converted  in  such conversion  plus  (2)  at  Borrower's  option,  accrued  and  unpaid  interest,  if  any,  on  such  principal

amount   at   the   interest   rates   provided   in   this   Note   to   the   Conversion   Date,   plus   (3)   at

Borrower's   option,   Default   Interest   and   Partial  Penalty  Payment,   if   any,   on   the  amounts

referred  to  in  the  immediately  preceding  clauses  (1)  and/or  (2)  plus  (3)  at  Holder's  option,  any amounts owed  to Holder pursuant to Sections 1.3 and 1.4(g) hereof.

1.2 Conversion Price

1.2(a)  Calculation  of  Conversion  Price:    The  Conversion  Price  shall  equal

the Variable  Conversion  Price  (as  defined  herein)  (subject  to  equitable  adjustments  for stock  splits,  stock  dividends  or  rights  offerings  by  Borrower  relating  to  Borrower's

securities    or    the    securities    of    any    subsidiary    of    Borrower,    combinations,

recapitalization,  reclassifications,  extraordinary distributions  and  similar  events). As  used in this Agreement, the  "Variable Conversion  Price"  shall mean  50% multiplied by the

Formula  Price  (representing  a  discount   rate  of   50%).  The  term   "Formula   Price"

means  the lower of: (i) the  Market Price (as defined herein); and (ii) the  closing bid price on  the  Conversion  Date,  subject  to  adjustment  for  reverse  and  forward  stock  splits,  stock dividends,  stock  combinations  and  other  similar  transactions  of  the  Common  Stock  that occur  after  the  date  hereof.  “Market  Price”  means  the  average  Trading  Price  of  the

Common  Stock  during the  10  Trading Days  immediately preceding the  Conversion  Date.

"Trading  Price"  means,  for  any  security  as  of  any  date,  the  closing  bid  price  on  the

OTC   Pink,   or   other   applicable   Trading   Market   (as   such   term   is   defined   in   the

Convertible  Note  Purchase  Agreement  dated  January  __,  2015  pursuant  to  which  this

Note  is  issued  (the  "Purchase Agreement")),  as  reported  by a  reliable  reporting  service designated  by  Holder  (e.g.  Bloomberg  LP),  or  if  no  closing  bid  price  of  such  security  is available  in  any  of  the  foregoing  manners,  the  average  of  the  closing  bid  prices  of  any market  makers  for  such  security  that  are  listed  on  the  OTC  Markets.  If  the  Trading

Price cannot  be calculated  for such  security  on such date in the manner provided above,

the Trading Price shall be the fair market  value as  mutually determined by Borrower and

Holders  of  a  majority  in  interest  of  the  Notes  being  converted  for  which  the  calculation of  the  Trading  Price  is  required  in  order  to  determine  the  Conversion  Price  of  such

Notes.  "Trading  Day"  shall  mean  any  day  on  which  the  Common  Stock  is  tradable for  any  period  on  the  OTC  Pink,  or  any  other  Trading  Market  on  which  the  Common

Stock is then being traded.

1.2(b)

Conversion   Price   During   Major   Announcements:   Notwithstanding

Borrower _______________

Holder _______________

anything  contained  in  Section  1.2(a)  to  the  contrary,  in  the  event  Borrower  (i)  makes  a public  announcement  that  it  intends  to  consolidate  or  merge  with  any  other  corporation

(other  than  a  merger  in  which  Borrower  is  the  surviving  or  continuing  corporation  and  its capital  stock  is  unchanged)  or  sell  or  transfer  all  or  substantially  all  of  the  assets  of

Borrower  or  (ii)  any  person,  group  or  entity  (including  Borrower)  publicly  announces  a tender  offer to  purchase  50% or more of Borrower's Common Stock (or any other takeover scheme)  (the  date  of  the  announcement  referred  to  in  clause  (i)  or  (ii)  is  hereinafter referred  to  as  the  "Announcement  Date"),  then  the  Conversion  Price  shall,  effective upon  the  Announcement  Date  and  continuing  through  the  Adjusted  Conversion  Price

Termination  Date  (as  defined  below),  be  equal  to  the  lower  of  (x)  the  Conversion  Price which would have been applicable for a Conversion occurring  on the Announcement Date

and  (y)  the  Conversion  Price  that  would  otherwise  be  in  effect.  From  and   after  the

Adjusted  Conversion  Price  Termination  Date,  the  Conversion  Price  shall  be  determined as  set  forth  in  this  Section  1.2(b).  For  purposes  hereof,  "Adjusted  Conversion  Price

Termination  Date"  shall  mean,  with  respect  to  any  proposed  transaction  or  tender offer  (or  takeover  scheme)  for  which  a  public  announcement  as  contemplated  by  this

Section  1.2(b)  has  been  made,  the  date  upon  which  Borrower  (in  the  case  of  clause  (i)

above)  or  the  person,  group  or  entity  (in  the  case  of  clause  (ii)  above)  consummates  or

publicly  announces  the   termination  or  abandonment  of  the  proposed  transaction  or tender  offer  or  takeover  scheme)  which caused this Section 1.2(b) to become operative.

1.3   Authorized   Shares.   Borrower   covenants   that   during   the   period   the   conversion   right

exists,  Borrower  will  reserve  from  its  authorized  and  unissued  Common  Stock  a  sufficient number of shares, free from preemptive rights, to  provide for the issuance of Common Stock  for the  entire  principal  amount  of  this  Note,  plus  all  accrued  and  unpaid  interest  thereon,  plus  any

liquidated   damages   as   per   Section   1.4(g)   below   (the   "Reserved   Amount").   Borrower

represents  that  upon  issuance,  such  shares  will  be duly and  validly  issued,  fully  paid  and  non-

assessable.  In  addition,  if  Borrower  shall  issue  any  securities  or  make  any  change  to  its capital  structure  which  would  change  the  number  of  shares  of  Common  Stock  into  which  the

Notes shall be convertible at the then current Conversion Price,  Borrower  shall  at  the  same time make  proper  provision  so  that  thereafter  there  shall  be  a  sufficient  number  of  shares  of

Common  Stock  authorized  and  reserved,  free  from  preemptive  rights,  for  conversion  of  the outstanding  Notes.  Borrower  (i)  acknowledges  that  it  has  irrevocably  instructed  its  transfer agent  to  issue  certificates  for the  Common  Stock  issuable upon  conversion  of  this  Note,  and  (ii)

agrees  that  its  issuance  of  this  Note  shall  constitute  full  authority  to  its  officers  and  agents  who are  charged  with  the  duty  of  executing  stock  certificates  to  execute  and  issue  the  necessary certificates  for  shares  of  Common  Stock  in  accordance  with  the  terms  and  conditions  of  this

Note.   If, at any time  Borrower  does not maintain the Reserved Amount it will be  considered an

Event of Default under Section 3.2 of the Note.

1.4 Method of Conversion.

(a)     Mechanics  of  Conversion.  Subject  to  Section  1.1,  this  Note  may  be  converted  by  Holder in  whole  or  in  part  at  any  time  from  time to  time  after  the  Issue Date,  by  (a)  submitting  to

Borrower a Conversion  Notice by facsimile (with receipt confirmation  from  recipient),  e-

mail  or  other  reasonable  means  of  communication  dispatched  on  the  Conversion  Date

Borrower _______________

Holder _______________

prior  to  6:00  p.m.,  Eastern  Standard  Time  and  (b)  subject  to  Section  1.4(b), surrendering this Note at the principal office of  Borrower.

(b)     Surrender  of  Note  Upon  Conversion.  Notwithstanding  anything  to  the  contrary  set  forth herein, upon conversion of this Note in accordance with the terms hereof,  Holder shall not be required  to  physically  surrender  this  Note  to  Borrower  unless  the  entire  unpaid  principal amount  of  this  Note  is  so  converted.  Holder  and  Borrower  shall  maintain records showing the  principal  amount  so  converted  and  the  dates  of  such  conversions  or  shall  use  such  other

method,   reasonably  satisfactory  to   Holder   and  Borrower,   so   as   not   to   require  physical

surrender of this  Note  upon  each  such  conversion.  in the  event  of  any dispute or  discrepancy,

such records of Borrower shall, prima-facie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is  converted as aforesaid,  Holder  may  not  transfer  this  Note  unless  Holder  first  physically  surrenders  this

Note  to  Borrower,  whereupon  Borrower  will  forthwith  issue  and  deliver  upon  the  order  of

Holder  a  new  Note  of  like  tenor,  registered  to  Holder  (upon  payment  by  Holder  of  any applicable  transfer  taxes)  representing  in  the  aggregate  the  remaining  unpaid  principal amount  of  this  Note.  Holder  and  any  assignee  who  is  an  "accredited  investor"  as  defined under Rule  501(a), by acceptance of this  Note,  acknowledge and  agree that, by reason of the provisions  of  this  paragraph,  following  conversion  of  a  portion  of  this  Note,  the  unpaid  and unconverted  principal  amount  of  this  Note  represented  by  this  Note  may  be  less  than  the amount stated on the face hereof.

(c)     Payment  of  Taxes.  Borrower  shall  not  be  required  to  pay  any  tax  which  may  be  payable  in respect  of  any  transfer  involved  in  the  issue  and  delivery  of  shares  of  Common  Stock  or other  securities  or  property  on  conversion  of  this  Note  in  a  name  other  than  that  of  Holder

(or in street name), and Borrower shall not be required to issue or deliver any such shares or other  securities  or  property unless  and  until  the  person  or  persons  (other than  Holder  or  the custodian  in  whose  street  name  such  shares  are  to  be  held  for  Holder's  account)  requesting the  issuance  thereof  shall  have  paid  to  Borrower  the  amount  of  any  such  tax  or  shall  have established to the satisfaction of Borrower that such tax has been paid.

(d)     Delivery of  Common  Stock  upon  Conversion.  Upon  receipt  by  Borrower  from  Holder  of  a

facsimile   transmission   (with   receipt   confirmation   from   recipient)   or   e-mail   (or   other

reasonable  means  of  communication)  of  a  Conversion  Notice  meeting  the  requirements  for conversion  as  provided  in  this  Section  1.4,  Borrower  shall  issue  and  deliver  or  cause  to  be issued  and  delivered  to  or  upon  the  order  of  Holder  certificates  for  the  Common  Stock issuable  upon  such  conversion  within  two  (2)  business  days  after  such  receipt  (but  in  no

event   later   than   the   fourth   (4th)   business   day   being   hereinafter   referred   to   as   the

"Deadline")  (and,  solely  in  the  case  of  conversion  of  the  entire  unpaid  principal  amount hereof,  surrender  of  this  Note)  in  accordance  with  the  terms  hereof  and  the  Purchase

Agreement.

(e)     Obligation   of   Borrower   to   Deliver   Common   Stock.   Upon   receipt   by   Borrower   of   a

Conversion  Notice,  Holder  shall  be  deemed  to  be  Holder  of  record  of  the  Common  Stock

issuable   upon   such   conversion,   the   outstanding   principal   amount   and   the   amount   of

accrued  and  unpaid  interest  on  this  Note  shall  be  reduced  to  reflect  such  conversion,  and,

Borrower _______________

Holder _______________

unless  Borrower  defaults on  its  obligations  under this Article  I,  all  rights  with  respect to the portion  of  this  Note  being  so  converted  shall  forthwith  terminate  except  the right  to  receive the  Common  Stock  or  other  securities,  cash  or  other  assets,  as  herein  provided,  on  such

conversion.   If   Holder   shall   have   given   a   Conversion   Notice   as   provided   herein,

Borrower's  obligation  to  issue  and  deliver  the  certificates  for  Common  Stock  shall  be

absolute  and  unconditional,  irrespective  of  the  absence  of  any  action  by   Holder  to

enforce  the  same,  any  waiver  or  consent  with  respect  to  any  provision  thereof,  the recovery  of  any  judgment  against  any  person  or  any  action  to  enforce  the  same,  any failure  or  delay  in  the  enforcement  of  any  other  obligation  of  Borrower  to  Holder  of

record,   or   any   setoff;   counterclaim,   recoupment,   limitation   or   termination,   or   any

breach  or  alleged  breach  by  Holder  of  any  obligation  to  Borrower,  and  irrespective  of

any  other  circumstance  which  might  otherwise   hint  such  obligation  of  Borrower  to

Holder   in   connection   with   such   conversion.   The   Conversion   Date   specified   in   the

Conversion  Notice  shall  be  the  Conversion  Date  so  long  as  the  Conversion  Notice  is received by Borrower  before 6:00  p.m.,  Eastern  Standard Time, on such date.

(f)     Delivery  of  Common  Stock  by  Electronic  Transfer.   In  lieu  of  delivering  physical

certificates   representing   the   Common   Stock   issuable   upon   conversion,   provided

Borrower    is    participating    in    the    Depository    Trust    Company    ( "DTC")    Fast

Automated   Securities   Transfer    ("FAST")   program,    upon    request   of    Holder,

Borrower  shall  use  its  best  efforts  to  cause  its  transfer  agent  to  electronically  transmit  the

Common  Stock  issuable  upon  conversion  to  Holder  by  crediting  the  account  of  Holder's

Prime  Broker  with  DTC  through  its  Deposit  Withdrawal Agent  Commission  ("DWAC")

system.

(g)     Failure   to   Deliver   Common   Stock   Prior   to   Deadline;   Partial   Liquidated   Damages.

Without  in  any  way  limiting  Holder's  right  to  pursue  other  remedies,  including  actual damages  and/or  equitable  relief,  the  parties  agree  that  if  delivery  of  the  Common  Stock issuable  upon  conversion  of  this  Note  is  not  delivered  by  the  Deadline,  Borrower  shall pay  to  Holder  $500  per  day  in  cash,  for  each  day  beyond  the  Deadline  that  Borrower fails  to  deliver  such  Common  Stock.  Such  cash  amount  shall  be  paid  to  Holder  on  the business  day  immediately  following  delivery  of  the  Common  Stock  or,  at  the  option  of

Holder  (by  written  notice  to  Borrower),  shall  be  added  to  the  principal  amount  of  this

Note,  in  which  event  interest  shall  accrue  thereon  in  accordance  with  the  terms  of  this

Note  and  such  additional  principal  amount  shall  be  convertible  into  Common  Stock  in accordance  with  the  terms  of  this  Note.  Borrower  agrees  that  the  right  to  convert  is  a valuable  right  to  Holder.  The  damages  resulting  from  a  failure,  attempt  to  frustrate  or

interference   with   such   conversion   right   are   difficult   if   not   impossible   to   qualify.

Accordingly,  the  parties  acknowledge  that  the  partial  liquidated  damages  provision contained in this Section 1.4(g) are justified.

1.5  Concerning  the  Shares.  Buyer  understands  that  the  Note,  and  until  such  time  as  the

Conversion  Shares  have  become  eligible  for  transfer  pursuant  to  any  of  the  alternatives specified  in  Section  2(f)  of  the  Purchase  Agreement,  the  Conversion  Shares  may  bear  a restrictive legend in substantially the following form:

Borrower _______________

Holder _______________

" N E I T H E R    T H E    I S S U A N C E    A N D    S A L E    O F    T H E    S E C U R I T I E S

REPRESENTED   BY   THIS   CERTIFICATE   NOR   THE   SECURITIES   INTO

W H I C H    T H E S E    S E C U R I T I E S    A R E    E X E R C I S A B L E    H AV E    B E E N

REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR

APPLICABLE  STATE  SECURITIES  LAWS.  THE  SECURITIES  MAY  NOT  BE

OFFERED  FOR  SALE,  SOLD,  TRANSFERRED  OR  ASSIGNED  (I)  IN  THE

ABSENCE  OF  (A)  AN  EFFECTIVE  REGISTRATION  STATEMENT  FOR  THE

SECURITIES  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR  (B)

AN  OPINION  OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE  SELECTED  BY

H O L D E R ) ,      I N      A      GE N E R A L LY     A C C E PTA B L E      F O R M ,      T H AT

REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT  OR   (II)  UNLESS

SOLD   PURSUANT   TO   RULE   144   OR   RULE   144A   UNDER   SAID   ACT,

NOTWITHSTANDING   THE   FOREGOING,   THE   SECURITIES   MAY   BE

PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR

OTHER   LOAN   OR   FINANCING   ARRANGEMENT   SECURED   BY   THE

SECURITIES."

The  legend  set  forth  above  shall  be  removed  from  a  Security  which  satisfied  any  of  the alternatives  specified  in  Section  2(f)  of  the  Purchase  Agreement  and  Company  shall cause  its  Transfer  Agent  to  issue  a  certificate(s)  without  such  legend  upon  request  by  its holder.  In  the  absence  of  a  registration  statement  covering  the  Security,  such  holder  shall provide  an  opinion  of  counsel,  to  the  effect  that  a  public  sale  or  transfer  of  such  Security

may  be  made  without  registration  under  the  1933  Act.   In  the  event  that  Company  does

not   accept   the   opinion   of   counsel   provided   by   Buyer   by   the   Deadline,   it   will   be

considered an Event of Default pursuant to Section 3.2 of the Note.

1.6 Effect of Certain Events.

(a)     Effect  of  Merger,  Consolidation,  Etc.  At  the  option  of  Holder,  the  sale,  conveyance  or

disposition  of  all  or  substantially  all  of  the  assets  of   Borrower,  the  effectuation  by

Borrower  of  a  transaction  or  series  of  related  transactions  in  which  more  than  50%  of  the voting  power  of  Borrower  is  disposed  of,  or  the  consolidation,  merger  or  other  business combination  of  Borrower  with  or  into  any  other  Person  (as  defined  below)  or  Persons when  Borrower  is  not  the  survivor  shall  either:  (i)  be  deemed  to  be  an  Event  of  Default

(as  defined  in  Article  III)  pursuant  to  which  Borrower  shall  be  required  to  pay  to  Holder upon  the  consummation  of  and  as  a  condition  to  such  transaction  an  amount  equal  to  the

Default  Amount  (as  defined  in  Article  III)  or  (ii)  be  treated  pursuant  to  Section  1.6(b)

hereof.  "Person"  shall  mean  any  individual,  corporation,  limited  liability  company,

partnership,  association, trust or other entity or organization

(b)     Adjustment  Due  to  Merger,  Consolidation,  Etc.  If,  at  any  time  when  this  Note  is  issued and  outstanding  and  prior  to  conversion  of  all  of  the  Notes,  there  shall  be  any  merger,

consolidation,   exchange   of   shares,   recapitalization,   reorganization,   or   other   similar

event,  as  a  result  of  which  shares  of  Common  Stock  of  Borrower  shall  be  changed  into the  same  or  a  different  number  of  shares  of  another  class  or  classes  of  stock  or securities

Borrower _______________

Holder _______________

of  Borrower  or  another  entity,  or  in  case  of  any  sale  or  conveyance  of  all  or  substantially

all   of   the   assets   of   Borrower   other   than   in   connection   with   a   plan   of   complete

liquidation  of   Borrower,  then  Holder  of  this  Note  shall  thereafter  have  the  right  to receive  upon  conversion  of  this  Note,  upon  the  basis  and  upon  the  terms  and  conditions specified  herein  and  in  lieu  of  the  shares  of  Common  Stock  immediately  theretofore issuable  upon  conversion,  such  stock,  securities or assets which  Holder would have been entitled  to  receive  in  such  transaction  had  this  Note  been  converted  in  full  immediately

prior   to   such   transaction   (without   regard   to   any   limitations   on   conversion   set   forth

herein),  and  in  any  such  case  appropriate  provisions  shall  be  made  with  respect  to  the

rights   and   interests   of   Holder   of   this   Note   to   the   end   that   the   provisions   hereof

(including,  without  limitation,  provisions  for  adjustment  of  the  Conver sion  Price  and  of

the   number   of   shares   issuable   upon   conversion   of   the   Note)   shall   thereafter   be

applicable,   as   nearly   as   may   be   practicable   in   relation   to   any   securities   or   assets

thereafter   deliverable   upon   the   conversion   hereof.   Borrower   shall   not   affect   any

transaction   described   in   this   Section   1.6(b)   unless   (a)   it   first   gives,   to   the   extent

practicable,  thirty  (30)  days  prior  written  notice  (but  in  any  event  at  least  fifteen  (15)

days  prior  written  notice)  of  the  record  date  of  the  special  meeting  of  shareholders  to

approve,   or   if   there  is   no   such   record   date,   the   consummation   of,   such   merger,

consolidation,  exchange  of  shares,  recapitalization,   reorganization  or  other  similar

event  or  sale  of  assets  (during  which  time  Holder  shall  be  entitled  to  convert  this  Note)

and  (b)  the  resulting  successor  or  acquiring  entity  (if  not  Borrower)  assumes  by  written instrument  the  obligations  of  this  Section  1.6(b).  The  above  provisions  shall  similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c)     Adjustment  due  to  Distribution.  If  Borrower  shall  declare  or  make  any  distribution  of  its assets  (or  rights  to  acquire  its  assets)  to  holders  of  Common  Stock  as  a  dividend,  stock repurchase,  by way of  return  of  capital  or  otherwise  (including any dividend  or  distribution  to

Borrower's  shareholders  in  cash  or  shares  (or  rights  to  acquire  shares)  of  capital  stock  of  a subsidiary  (i.e.,  a  spin-off))  (a  "Distribution"),  then  Holder  of  this  Note  shall  be  entitled,

upon any conversion of this Note after the date of record for determining shareholders entitled to  such  Distribution,  to  receive  the  amount  of  such  assets  which  would  have  been  payable  to

Holder  with  respect  to  the  shares  of  Common  Stock  issuable  upon  such  conversion  had  such

Holder  been  Holder  of  such  shares  of  Common Stock  on  the  record  date  for the  determination of shareholders entitled to such Distribution.

(d)     Adjustment   due   to   Dilutive   Issuance.   If,   at   any   time   when   any   Notes   are   issued   and

outstanding, Borrower issues or sells more than 5% of its then outstanding common shares, or in  accordance  with  this  Section  1.6(d)  hereof  is  deemed  to  have  issued  or  sold, any shares of

Common  Stock  for  no  consideration  or  for  a  consideration  per  share  (before  deduction  of reasonable  expenses  or  commissions  or  underwriting  discounts  or  allowances  in  connection therewith)  less  than  the  Conversion  Price  in  effect  on  the  date  of  such  issuance  (or  deemed issuance) of  such shares of  Common Stock (a  "Dilutive Issuance"), then immediately,  upon

the   Dilutive   Issuance,   the   Conversion   Price   will   be   reduced   to   the   amount   of   the

consideration  per  share  received  by  Borrower  in  such  Dilutive  Issuance.   Borrower  shall  be

deemed to have issued or sold shares of Common Stock if Borrower in any manner issues  or grants  any  warrants,  rights  or  options  (not  including  employee  stock  option  plans),  whether

Borrower _______________

Holder _______________

or  not  immediately  exercisable,  to  subscribe  for  or  to  purchase  Common  Stock  or  other securities  convertible  into  or  exchangeable  for  Common  Stock  ("Convertible  Securities")

(such  warrants,  rights  and  options  to  purchase  Common  Stock  or  Convertible  Securities  are hereinafter  referred  to  as  "Options")  and  the  price  per  share  for  which  Common  Stock  is issuable  upon  the  exercise  of  such  Options  is  less  than  the  Conversion  Price  then  in  effect,

then  the  Conversion  Price  shall  be  equal  to  such  price  per  share.  For  purposes  of  the preceding  sentence,  the  "price  per  share  for  which  Common  Stock  is  issuable  upon  the exercise  of  such  Options"  is  determined  by dividing  (i)  the  total  amount,  if  any,  received or receivable  by Borrower  as  consideration  for  the  issuance  or  granting  of  all  such  Options,  plus the  minimum  aggregate  amount  of  additional  consideration,  if  any,  payable  to  Borrower  upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the

exercise   of   such   Options,   the   minimum   aggregate   amount   of   additional   consideration

payable  upon the  conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common

Stock  issuable  upon the  exercise  of  all  such  Options  (assuming full  conversion  of  Convertible

Securities,  if  applicable).  No  further  adjustment  to  the  Conversion  Price  will  be  made upon the  actual  issuance  of  such  Common  Stock  upon  the  exercise  of  such  Options  or  upon  the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

Additionally,  Borrower shall be deemed to have issued or sold shares  of Common Stock if

Borrower   in   any  manner   issues   or  sells   any  Convertible  Securities,   whether   or   not

immediately  convertible  (other  than  where  the  same  are  issuable  upon  the  exercise  of

Options),   and   the   price   per   share   for   which   Common   Stock   is   issuable   upon   such

conversion   or   exchange   is   less   than   the   Conversion   Price   then   in   effect,   then   the

Conversion  Price  shall  be  equal  to  such   price  per  share.     For  the  purposes  of  the

preceding  sentence,  the  "price  per  share  for  which  Common  Stock  is  issuable  upon  such conversion  or  exchange" is  determined by dividing (i) the total amount, if any, received or receivable  by  Borrower  as  consideration  for  the  issuance  or  sale  of  all  such  Convertible

Securities,  plus  the  minimum  aggregate  amount  of  additional  consideration,  if  an y,

payable   to   Borrower   upon   the   conversion   or   exchange   thereof   at   the   time   such

Convertible  Securities  first  become  convertible  or  exchangeable,  by  (ii)  the  maximum total  number  of  shares  of  Common  Stock  issuable  upon  the  conversion  or  exchange  of all  such  Convertible  Securities.  No  further  adjustment  to  the  Conversion  Price  will  be made  upon  the  actual  issuance  of  such  Common  Stock  upon  conversion  or  exchange  of such Convertible Securities.

(e)     Purchase  Rights.  If,  at  any  time  when  any  Notes  are  issued  an d  outstanding,  Borrower issues  any  convertible  securities  or  rights  to  purchase  stock,  warrants,  securities  or  other property  (the  "Purchase  Rights")  pro  rata  to  the  record  holders  of  any  class  of  Common

Stock,  then  Holder  of  this  Note  will  be  entitled  to  acquire,  upon  the  terms  applicable to  such  Purchase  Rights,  the  aggregate  Purchase  Rights  which  such  Holder  could  have acquired  if  such  Holder  had  held  the  number  of  shares  of  Common  Stock  acquirable upon  complete  conversion  of  this  Note  (without  regard  to  any  limitations  on  conversion contained  herein)  immediately  before  the  date  on  which  a  record  is  taken  for  the  grant,

issuance  or  sale  of  such  Purchase  Rights  or,  if  no  such  record  is  taken,  the  date  as  of which  the  record  holders  of  Common  Stock  are  to  be  determined  for  the  grant,  issue  or sale of such Purchase Rights.

Borrower _______________

Holder _______________

(f)      Notice  of  Adjustments.  Upon  the  occurrence  of  each  adjustment  or  readjustment  of  the

Conversion  Price  as  a  result  of  the  events  described  in  this  Section  1.6,  Borrower,  at  its

expense,   shall   promptly   compute  such   adjustment   or   readjustment   and   prepare   and

furnish  to  Holder  a  certificate  setting  forth  such  adjustment  or  readjustment  and  showing in  detail  the  facts  upon  which  such  adjustment  or  readjustment  is  based.  Borrower  shall,

upon  the  written  request  at  any  time  of  Holder,  furnish  to  such  Holder  a  like  certificate setting  forth  (i)  such  adjustment  or  readjustment,  (ii)  the  Conversion  Price  at  the  time  in effect  and  (iii)  the  number  of  shares  of  Common  Stock  and  the  amount,  if  any,  of  other securities or  property which at the time would be received upon conversion of the Note.

1.7  Status  as  Shareholder.  Upon  submission  of  a  Conversion  Notice  by  a  Holder,  (i)  the  shares covered thereby (provided the Reserved Amount fully covers the dollar amount being converted and that  such  shares  meet  the  conditions  set  forth  in  Section  1.1  above)  shall  be  deemed  converted into shares  of Common  Stock  and  (ii)  Holder's  rights  as  a  Holder  of  such  converted  portion  of  this  Note shall cease and terminate, excepting only the right to receive certificates (or electronic transmissions into  Holder's  broker  account)  for  such  shares  of  Common  Stock  and  to  any  remedies  provided herein  or  otherwise  available  at  law  or  in  equity to  such  holder  because of  a  failure  by Borrower  to comply  with  the  terms  of  this  Note.  Notwithstanding  the  foregoing,  if  a  Holder  has  not  received certificates  (or  transfer  in  the  form  of  electronic  transmission  into  Holder's  broker  account)  for  all shares  of  Common  Stock  prior  to  the  tenth  (10th)  business  day  after  the  expiration  of  the  Deadline with  respect  to  a  conversion  of  any  portion  of  this  Note  for  any  reason,  then  (unless  Holder otherwise  elects  to  retain  its  status  as  a  holder  of Common Stock by so notifying  Borrower)  Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and Borrower shall, as soon as  practicable,  return  such  unconverted  Note to  Holder  or,  if  the  Note has  not  been  surrendered,  adjust  its  records  to  reflect  that  such  portion  of  this  Note  has  not  been converted.  In  all  cases,  Holder  shall  retain  all  of  its  rights  and  remedies  (including,  without limitation  the  right  to  receive  liquidated  damages  pursuant  to  Section  1.4(g),  to  the  extent  required thereby, for Borrower's failure to convert this Note.

1.8  Prepayment  Notwithstanding  anything  to  the  contrary  contained  in  this  Note,  so  long  as

Borrower  has  not  received  a  Conversion  Notice  from  Holder,  then  at  any  time  during  the  period beginning  on  the  Issue  Date,  Borrower  shall  have  the  right,  exercisable  on  not  less  than  three

(3)  Trading  Days  prior  written  notice  to  Holder  of  the  Note  to  prepay  the  outstanding  Note

(principal  and  accrued  interest),  in  full,  in  accordance  with  this  Section  1.9.  Any  notice  of prepayment  hereunder  (an  "Optional  Prepayment  Notice")  shall  be  delivered  to  Holder  of  the

Note at its registered addresses by facsimile (with receipt confirmation by recipient) or email and shall  state:  (i)  that  Borrower  is  exercising  its  right  to  prepay  the  Note,  and  (ii)  the  date  of prepayment  which  shall  be  not  more  than  three  (3)  Trading  Days  from  the  date  of  the  Optional

Prepayment  Notice.  On  the  date  fixed  for  prepayment  (the  "Optional  Prepayment  Date"),

Borrower  shall  make  payment  of  the  Optional  Prepayment Amount  (as  defined  below)  to  or  upon the  order  of  Holder  as  specified  by  Holder  in  writing  to  Borrower  at  least  one  (1)  business  day prior  to  the  Optional  Prepayment  Date.  If  Borrower  exercises  its  right  to  prepay  the  Note,

Borrower  shall  make  payment  to  Holder  of  an  amount  in  cash  (the  "Optional  Prepayment

Amount")   equal   to   105%,   multiplied   by  the   sum   of   (w)  the  then   outstanding   principal

amount  of  this  Note  plus  (x)  accrued  and  unpaid  interest  on  the  unpaid  principal  amount  of

Borrower _______________

Holder _______________

this   Note   to   the   Optional   Prepayment   Date   plus   (y)   Default   Interest   and   Partial   Penalty

Payment,  if  any,  on the  amounts referred to in clauses (w) and (x)  plus  (iv) any amounts owed to

Holder  pursuant  to  Sections  1.4  and  3.2  hereof.  If  Borrower  delivers  an  Optional  Prepayment

Notice and  fails to pay the Optional Prepayment Amount due to Holder of the Note within two (2)

business days  following the  Optional  Prepayment  Date,  Borrower  shall  forever  forfeit  its  right  to prepay the Note pursuant to this Section 1.8.

ARTICLE  II.  CERTAIN  COVENANTS

2.1  Distributions  on  Capital  Stock.  So  long  as  Borrower  shall  have  any  obligation under this

Note,  Borrower shall  not  without  Holder's  written  consent  (a)  pay,  declare  or  set  apart  for  such payment,  any  dividend  or  other  distribution  (whether  in  cash,  property  or  other  securities)  on shares  of  capital  stock  other  than  dividends  on  shares  of  Common  Stock  solely  in  the  form  of additional  shares  of  Common  Stock  or  (b)  directly  or  indirectly  or  through  any  subsidiary make  any  other  payment  or  distribution  in  respect  of  its  capital  stock  except  for  distributions

pursuant  to  any  shareholders'  rights  plan  which  is  approved  by  a  majority  of   Borrower's

disinterested directors.

2.2  Restriction  on  Stock  Repurchases.  So  long  as  Borrower  shall  have  any  obligation  under this  Note,  Borrower  shall  not  without  Holder's  written  consent  redeem,  repurchase  or  otherwise acquire  (whether  for  cash  or  in  exchange  for  property  or  other  securities  or  otherwise)  in  any one  transaction  or  series  of  related  transactions  any  shares  of  capital  stock  of  Borrower  or  any warrants, rights or options to purchase or acquire any such shares.

2.3  Par  Value  of  Common  Stock.  So  long  as  Borrower  shall  have  any  obligation  under  this

Note,  Borrower  covenants  that  at  any time when  Holder shall  deliver  a Conversion  Notice,  the

par   value   of   Borrower's   Common   Stock   shall   not   be   higher   than   the   Conversion   Price

applicable to such Conversion  Notice.

2.4  Mandatory  Reverse  Stock  Split.  So  long  as  Borrower  shall  have  any  obligation  under  this

Note,  should  there  be  no  bid  on  the  Trading  Market  where  the  Company's  Common  Stock  is listed  or  traded  for  3  consecutive  trading  days,  the  Company  shall  immediately  have  its

Common Stock  undergo  a reverse stock  split  at  a ratio of 100-to-1.

2.5  Current  status  of  SEC  Reports.  14  days  of  the  date  hereof  the  Company  shall  cease  being delinquent with its SEC  filings  and shall  regain  current  status  with  respect to such  filings.

2.6  Borrowings.  So  long  as  Borrower  shall  have  any  obligation  under  this  Note,  Borrower shall  not,  without  giving  Holder  notice  of  his  Right  Of  First  Refusal,  in  accordance  with  Section

4(c)  of  the  Purchase  Agreement  written  consent,  create,  incur,  assume  guarantee,   endorse,

contingently  agree   to  purchase  or   otherwise  become  liable  upon  the   obligation   of   any

person,   firm,   partnership,   joint   venture   or   corporation,   except   by   the   endorsement   of

negotiable  instruments  for  deposit  or  collection,  or  suffer  to  exist  any  liability  for  borrowed money,  except  (a)  borrowings  in  existence  or  committed  on  the  date  hereof  and  of  which

Borrower  has  informed  Holder  in  writing  prior  to  the  date  hereof,  (b)  indebtedness  to  trade

creditors   or   financial   institutions   incurred   in   the   ordinary   course   of   business   or   (c)

Borrower _______________

Holder _______________

borrowings, the proceeds of which shall be used  to repay this Note.

2.7  Sale  of  Assets.  So  long  as  Borrower  shall  have  any  obligation  under  this  Note,  Borrower shall  not,  without  Holder's  written  consent,  sell,  lease  or  otherwise  dispose  of  any  significant portion  of  its  assets  outside  the  ordinary  course  of  business.  Any  consent  to  the  disposition  of any assets may be conditioned on a specified use of the proceeds of disposition.

2.8  Advances  and  Loans.  So  long  as  Borrower  shall  have  any  obligation  under  this  Note,

Borrower shall  not, without  Holder's written  consent, lend money,  give  credit  or make advances

to   any   person,   firm,   joint   venture   or   corporation,   including,   without   limitation,   officers,

directors,   employees,   subsidiaries   and   affiliates   of   Borrower,   except   loans,   credits   or

advances  (a)  in  existence  or  committed  on  the  date  hereof  and  which  Borrower  has  informed

Holder  in  writing  prior  to  the  date  hereof,  (b)  made  in  the  ordinary  course  of  business  or  (c)

not in excess of $150,000.

ARTICLE III. EVENTS OF DEFAULT/INDEMNITY

If  any  of  the  following  events  occur  (each,  an  "Event  of  Default"),  the  Holder  shall  be entitled  to  consider  the  Borrower  to  be  in  default  and  this  Note  shall  become  immediately  due and payable:

3.1  Failure  to  Pay  Principal  or  Interest.   Borrower  fails  to  pay  the  principal  hereof  or  interest thereon when  due on this Note,  whether at  the Maturity Date,  upon  acceleration  or  otherwise.

3.2  Conversion  and  the  Shares.   Borrower  fails  to  issue  shares  of Common  Stock  to  Holder  (or announces  or  threatens  in  writing  that  it  will  not  honor  its  obligation  to  do  so)  upon  exercise by  Holder  of  the  conversion  rights  of  Holder  in  accordance  with  the  terms  of  this  Note,  fails  to

transfer   or   cause   its   transfer   agent   to   transfer   or   issue   any   certificate   (or   electronic

transmission)  for  shares  of  Common  Stock  issued  to  Holder  upon  conversion  of  or  otherwise pursuant  to  this  Note  as  and  when  required  by  this  Note,  Borrower  directs  its  transfer  agent not  to  transfer  or  delays,  impairs,  and/or  hinders  its  transfer  agent  in  transferring  (or  issui ng)

(electronically  or  in  certificated  form)  the  shares  of  Common  Stock  to  be  issued  to  Holder upon  conversion  of  or  otherwise  pursuant  to  this  Note  as  and  when  required  by  this  Note,  or fails  to  remove  (or  directs  its  transfer  agent  not  to  remove  or  impairs,  delays,  and/or  hinders

its  transfer  agent  from  removing)  any  restrictive   legend  (or  to  withdraw  any  stop  transfer

instructions  in  respect  thereof)  on  any  certificate  for  any  shares  of  Common  Stock  issued  to

Holder  upon  conversion  of  or  otherwise  pursuant  to  this  Note  as  and  when  required  by  this

Note  (or  makes  any  written  announcement,  statement  or  threat  that  it  does  not  intend  to  honor the  obligations  described  in  this  paragraph)  and  any  such  failure  shall  continue  uncured  (or

any  written   announcement,  statement  or  threat  not  to  honor  its   obligations  shall  not  be

rescinded   in   writing)   for   three   (3)   business   days   after   Holder   shall   have   delivered   a

Conversion Notice.

3.3  Breach  of  Covenants.   Borrower  breaches  any  material  covenant  or  other  material  term  or condition  contained  in  this  Note  and  any  collateral  documents  including  but  not  limited  to  the

Purchase Agreement and such breach  continues  for a period  of ten  (10) days  after  written  notice

Borrower _______________

Holder _______________

thereof to  Borrower from  Holder.

3.4  Breach  of  Representations  and  Warranties.    Any  representation  or  warranty  of  Borrower

made   herein   or   in   any   agreement,   statement   or   certificate   given   in   pursuant   hereto   or   in

connection  herewith  (including,  without  limitation,  the  Purchase Agreement),  shall  be  false  or

misleading  in  any  material  respect  when  made  and  the  breach  of  which  has  (or  with   the

passage of time will have) a material adverse effect on the rights of  Holder with respect to this Note or the Purchase Agreement.

3.5  Receiver  or Trustee.   Borrower  or  any subsidiary of  Borrower  shall  make an assignment for the benefit  of  creditors,  or  apply for  or  consent  to  the  appointment  of  a  receiver  or  trustee  for  it  or  for  a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6  Judgments.    Any  money  judgment,  writ  or  similar  process  shall  be  entered  or  filed  against

Borrower or any subsidiary of Borrower or any of its property or other assets for more than $50,000,

and shall remain unvacated, unbonded or unstayed  for a period of twenty (20)  days unless otherwise consented to by Holder, which consent will not be unreasonably withheld.

3.7  Bankruptcy.  Bankruptcy,   insolvency,   reorganization  or  liquidation   proceedings  or  other

proceedings, voluntary or involuntary, for relief under any bankruptcy law or  any law  for  the  relief of debtors shall be instituted by or against Borrower or any subsidiary of Borrower.

3.8  Delisting  of  Common  Stock.   Borrower  shall  fail  to  maintain  the  listing  of  the  Common  Stock on a Trading Market.

3.9  Failure  to  Comply  with  the  Exchange  Act.   Borrower  shall  fail  to  comply  with  the  reporting

requirements  of  the  Exchange  Act;  and/or  Borrower  shall  cease  to  be  subject  to  the  reporting requirements of the Exchange Act.

3.10  Liquidation.   Any  dissolution,  liquidation,  or  winding  up  of  Borrower  or  any  substantial portion of its business.

3.11 Cessation of Operations.   Any  cessation  of  operations  by  Borrower  or  Borrower  admits  it  is otherwise  generally unable  to  pay its  debts  as  such  debts  become  due,  provided,  however,  that  any disclosure  of  Borrower's  ability  to  continue  as  a  "going  concern"  shall  not  be  an  admission  that

Borrower cannot pay its debts as they become due.

3.12  Maintenance  of  Assets.    The  failure  by  Borrower  to  maintain  any  material  intellectual property  rights,  personal,  real  property  or  other  assets  which  are  necessary  to  conduct  its  business

(whether now or in the future).

3.13 Financial Statement Restatement.

The  restatement  of  any  financial  statements  filed  by

Borrower  with  the  SEC  for  any date  or  period  from  two  (2)  years  prior  to  the  Issue  Date  and  until this  Note  is  no  longer  outstanding,  if  the  result  of  such  restatement  would,  by comparison  to  the unrestated  financial  statement,  have  constituted  a  material  adverse  effect  on  the  rights  of  Holder with respect to this Note or the Purchase Agreement.

Borrower _______________

Holder _______________

3.14 Reverse Splits.   Borrower  effectuates  a  reverse  split  of  its  Common Stock without twenty

(20) days prior written notice to Holder, unless such reverse split is done pursuant to Section 2.4 of this Note.

3.15  Replacement  of  Transfer Agent.   In  the  event  that  Borrower  proposes  to  replace  its  transfer agent, Borrower fails to provide, prior to the effective date of such replacement, a fully executed

Irrevocable  Transfer Agent  Instructions  in  a  form  as  initially  delivered  pursuant  to  the  Purchase

Agreement  (including  but  not  limited  to  the  provision  to  irrevocably  reserve  shares  of  Common

Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and Borrower.

3.16  Cross-Default.   Notwithstanding anything to  the  contrary contained  in  this  Note or the other related or companion documents, a breach or default by Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure  or  grace  periods,  shall,  at  the  option  of  Holder,  be  considered  a default under this Note and the Other Agreements, in which event  Holder shall  be entitled  (but  in  no  event  required)  to  apply all  rights  and  remedies  of  Holder  under  the  terms  of  this  Note  and  the  Other  Agreements  by reason  of  a  default  under  said  Other  Agreement  or  hereunder.  "Other  Agreements"  means,

collectively,  all  agreements  and  instruments  between,  among  or  by:  (i)  Borrower  or  Pledgor,

and,  or  for  the  benefit  of,  (ii)  Holder  and  any  affiliate  of  Holder,  including,  without  limitation,

the  Purchase  Agreement,  Stock  Pledge  Agreement,  and  any  promissory  notes.  Each  of  the  loan transactions will be cross-defaulted with each other loan transaction and with all other existing and

future  debt  of  Borrower to  Holder.   Upon  the  occurrence  of  an  Event  of  Default  under Article  III,

exercisable  through  the  delivery  of  written  notice  to  Borrower  by  such  Holders  (the  "Default

Notice"),  the  Note  shall  become  immediately  due  and  payable  and  Borrower  shall  pay  to

Holder,  in  full  satisfaction  of  its  obligations  hereunder,  an  amount  equal  to  the  greater  of:  (i)

150%  times  the  sum  of  (w)  the  then  outstanding  principal  amount  of  this  Note   plus  (x)

accrued  and  unpaid  interest  on  the  unpaid  principal   amount  of  this   Note  to  the  date  of

payment  (the  "Mandatory  Prepayment  Date")  plus  (y)  Default  Interest  and  Partial  Penalty

Payment,  if  any,  on  the  amounts  referred  to  in  clauses  (w)  and/or  (x)  plus  (z)  any  amounts owed  to  Holder  pursuant  to  Section  1.4(g) hereof (the then outstanding principal amount of this

Note  to  the  date  of  payment  plus  the  amounts  referred  to  in  clauses  (x),  (y)  and  (z)  shall collectively  be  known  as  the  "Default  Sum")  and  (ii)  the  "parity  value"  of  the  Default  Sum to  be  prepaid,  where  parity  value  means:  (a)  the  highest  number  of  shares  of  Common  Stock issuable  upon  conversion  of  or  otherwise  pursuant  to  such  Default  Sum  in  accordance  with

Article  I,  treating  the Trading  Day  immediately  preceding  the  Mandatory  Prepayment  Date  as the  Conversion  Date  for  purposes  of  determining  the  lowest  applicable  Conversion  Price,

unless  the  Event  of  Default  arises  as  a  result  of  a  breach  in  respect  of  a  specific  Conversion

Date  in  which  case  such  Conversion  Date  sha ll  be  the  Conversion  Date),  multiplied  by  (b)

the highest Closing Price for the Common Stock during the  period  beginning on the date of first occurrence  of  the  Event  of  Default  and  ending  one  day  prior  to  the  Mandatory  Prepayment

Date  (the  "Default  Amount")  and  all  other  amounts  payable  hereunder  shall  immediately become  due  and  payable,  all  without  demand,  presentment  or  notice,  all  of  which  hereby  are

expressly   waived,   together   with   all   costs,   including,   without   limitation,   legal   fees   and

expenses,  of  collection,  and  Holder  shall  be  entitled  to  exercise  all  other  rights  and  remedies available  at  law  or  in  equity.  If  Borrower  fails  to  pay  the  Default  Amount  within  five  (5)

Borrower _______________

Holder _______________

business days  of written  notice  that such amount is due and payable, then  Holder shall have the right at any time, so long as  Borrower remains in default (and so long and to the extent that there are  sufficient  authorized  shares),  to  require  Borrower,  upon  written  notice,  to  immediately issue,

in  lieu  of  the  Default  Amount  (or  any  part  thereof),  the  number  of  shares  of  Common  Stock  of

Borrower  equal  to  the  Default  Amount  (or  any  part  thereof)  divided  by  the  Conversion  Price then in effect.

3.17  Par  Value  of  Common  Stock.  Borrower  shall  fail  to  have  the  appropriate  Common  Stock par value in accordance with Section 2.3 of this Note.

3.18  Mandatory  Reverse  Stock  Split.  Borrower  shall  fail  to  have  its  Common  Stock  undergo  a reverse stock split in accordance with Section 2.4 of this Note.

3.19 Current status of SEC reports. Borrower shall fail  to regain current status with respect to its

SEC reports within 14 days of the date hereof.

3.20   Indemnification  of  Holder.    In  addition  to  any  other  remedies  available  to  the  Holder,

Borrower   will,   at   all   times,   indemnify,   save,   and   hold   harmless   Holde r   and   its   officers,

directors,   employees,   and  agents   from  and  against   all  sums   and   expenses,   claims,  costs,

charges,  legal  fees,  collection  fees,  disbursements,  and  expenses  of  very  kind  and  nature associated  with  a  breach  of  this  Agreement  by  Borrower,  including,  but  not  limited  to,  any breach of a representation, warranty, or covenant  made by Borrower.

ARTICLE IV.  MISCELLANEOUS

4.1  Failure  or  Indulgence  Not  Waiver.  No  failure  or  delay  on  the  part  of  Holder  in  the exercise  of  any  power,  right  or  privilege  hereunder  shall  operate  as  a  waiver  thereof,  nor shall  any  single  or  partial  exercise  of  any  such  power,  right  or  privilege  preclude  other  or further  exercise  thereof  or  of  any  other  right,  power  or  privileges.  All  rights  and  remedies existing  hereunder  are  cumulative  to,  and  not  exclusive  of,  any  rights  or  remedies  otherwise available.

4.2    Notices.    All     notices,     demands,     requests,     consents,     approvals,     and     other

communications   required   or   permitted   hereunder   shall   be   in   writing   and,   unless

otherwise   specified   herein,   shall   be   (i)   personally   served,   (ii)   deposited   in   the   mail,

registered   or   certified,   return   receipt   requested,   postage   prepaid,   (iii)   delivered   by

reputable  air  courier  service  with  charges  prepaid,  or  (iv)  transmitted  by  hand  delivery,

telegram,  or  facsimile,  addressed  as  set  forth  below  or  to  such  other  address  as  such  party shall  have  specified  most  recently  by  written  notice.  Any  notice  or  other  communication required  or  permitted  to  be  given  hereunder  shall  be  deemed  effective  (a)  upon  hand  delivery or  delivery  by  facsimile,  with  accurate  confirmation  generated  by  the  transmitting  facsimile machine,  at  the  address  or  number  designated  below  (if  delivered  on  a  business  day  during normal  business  hours  where  such  notice  is  to  be  received),  or  the  first  business  day  following such  delivery  (if  delivered  other  than  on  a  business  day  during  normal  business  hours  where such  notice  is  to  he  received)  or  (b)  on  the  second  business  day  following  the  date  of  mailing

Borrower _______________

Holder _______________

by  express  courier  service,  fully  prepaid,  addressed  to  such  address,  or  upon  actual  receipt of such  mailing,  whichever  shall  first  occur.

The addresses  for  such communications shall be:

If to Borrower, to:

MineralRite Corporation

55 South Geneva Road

Lindon, Utah 84042

Attn: Guy Peckham

Telephone:  801-796-8944

Email: info@mineralrite.com

If to Holder, to:

River North Equity, Inc.

360 W. Hubbard St., Unit 2801

Chicago, Illinois 60654

Attn:  Edward Liceaga

Telephone:  (312)-643-0280

E-mail: Edward@rivernorthequity.com

4.3  Amendments.  This  Note  and  any  provision  hereof  may  only  be  amended  by  an  instrument in  writing  signed  by  Borrower  and  Holder.  The  term  "Note"  and  all  reference  thereto,  as used throughout this instrument, shall mean this instrument (and the other  Notes issued pursuant to  the  Purchase  Agreement)  as  originally executed,  or  if  later  amended  or  supplemented,  then  as so amended or supplemented.

4.4  Assignability.  This  Note  shall  be  binding  upon  Borrower  and  its  successors  and

assigns,   and   shall   inure   to   the   benefit   of   Holder   and   its   successors   and   assigns.   Each

transferee  of  this  Note  must  be  an  "accredited  investor"  as  defined  in  Rule  501(a)  of  the  1933

Act.  Notwithstanding  anything  in  this  Note  to  the  contrary,  this  Note  may  be  pledged  as

collateral  in  connection  with  a  bona  fide  margin  account  or  other  lending  arrangement   in

compliance with applicable securities rules and regulations.

4.5  Cost  of  Collection.  If  default  is  made  in  the  payment  of  this  Note,  Borrower  shall  pay

Holder hereof all costs of collection, including reasonable attorneys' fees.

4.6  Governing  Law.  This  Note  shall  be  governed  by  and  construed  in  accordance  with  the  laws of  the  State  of  Illinois  without  regard  to  principles  of  conflicts  of  laws. Any  action  brought  by either  party  against  the  other  concerning  the  transactions  contemplated  by  this  Note  shall  be brought  only  in  the  state  courts  of  Illinois  or  in  the  federal  courts  located  in  Cook  County. The parties  to  this  Note  hereby  irrevocably  waive  any  objection  to  jurisdiction  and  venue  of  any

Borrower _______________

Holder _______________

action  instituted  hereunder  and  shall  not  assert  any  defense  based  on  lack  of  jurisdiction  or venue  or  based  upon  forum  non  conveniens.  Borrower  and  Holder  waive  trial  by  jury.  The prevailing  party  shall  be  entitled  to  recover  from  the  other  party  its  reasonable  attorney's  fees and  costs.  In  the  event  that  any  provision  of  this  Note  or  any  other  agreement  delivered  in connection  herewith  is  invalid  or  unenforceable  under  any  applicable  statute  or  rule  of  law,

then  such  provisions  shall  be  deemed  inoperative  to  the  extent  that  it  may  conflict  therewith

and   shall   be   deemed   modified   to   conform   with   such   statute   or   rule   of   law.   Any  such

provision,  which  may prove  invalid  or  unenforceable  under  any law,  shall  not  affect  the  validity or  enforceability  of  any  other  provision  of  any  agreement.  Each  party  hereby  irrevocably waives  personal  service  of  process  and  consents  to  process  being  served  in  any  suit,  action  or proceeding  in  connection  with  this  Note,  or  any  other  agreement/document  related  to  it,  by mailing  a  copy  thereof  via  registered  or  certified  mail  or  overnight  delivery  (with  evidence  of delivery)  to  such  party  at  the  address  in  effect  for  notices  to  it  under  this  Agreement  and agrees  that  such  service  shall  constitute  good  and  sufficient  service  of  pr ocess  and  notice thereof.  Nothing  contained  herein  shall  be  deemed  to  limit  in  any  way  any  right  to  serve process in any other  manner permitted  by law.

4.7  Convertible  Note  Purchase  Agreement.  By  its  acceptance  of  this  Note,  each  party  agrees  to be  bound  by  the  applicable  terms  of  the  Convertible  Note  Purchase  Agreement  dated  January

__, 2015.

4.8  Notice of Corporate Events.  Except  as  otherwise provided  below,  Holder  of this  Note shall have  no  rights  as  a  Holder  of  Common  Stock  unless  and  only to  the  exte nt  that  it  converts  this

Note  into  Common   Stock.   Borrower   shall   provide   Holder   with   prior  notification   of  any

meeting  of  Borrower's  shareholders  (and  copies  of  proxy  materials  and  other  information  sent to  shareholders).  In  the  event  of  any taking  by  Borrower  of  a  record  of  its  shareholders  for  the purpose  of  determining  shareholders  who  are  entitled  to  receive  payment  of  any  dividend  or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger,  consolidation,  reclassification  or  recapitalization)  any  share  of  any  class  or  any  other securities or property, or to receive any other right, or for the purpose of determining shareholders who  are  entitled  to  vote  in  connection  with  any  proposed  sale,  lease  or  conveyance  of  all  or substantially  all  of  the  assets  of  Borrower  or  any  proposed  liquidation,  dissolution  or  winding up  of  Borrower,  Borrower  shall  mail  a  notice  to  Holder,  at  least  twenty  (20)  days  prior  to  the record  date  specified  therein  (or thirty (30)  days  prior to  the  consummation  of  the  transaction  or event, whichever is earlier),  of the date on which any such  record is to  be taken  for the purpose of  such  dividend,  distribution,  right  or  other  event,  and  a  brief  statement  regarding  the  amount and  character  of  such  dividend,  distribution,  right  or  other  event  to  the  extent  known  at  such

time.  Borrower  shall  make  a  public  announcement  of  any  event   requiring   notification   to

Holder  hereunder  substantially  simultaneously  with  the  notification  to  Holder  in  accordance with the terms of this Section 4.9.

4.9  Remedies.  Borrower  acknowledges  that  a  breach  by  it  of  its  obligations  hereunder will  cause  irreparable  harm  to  Holder,  by  vitiating  the  intent  and  purpose  of  the  transaction contemplated  hereby. Accordingly,  Borrower  acknowledges  that  the remedy at law for a breach of  its  obligations  under  this  Note  will  be  inadequate  and  agrees,  in  the  event  of  a  breach  or threatened  breach  by  Borrower  of  the  provisions  of  this  Note,  that  Holder  shall  be  entitled,  in

Borrower _______________

Holder _______________

addition  to  all  other  available  remedies  at  law  or  in  equity,  and  in  addition  to  the  penalties assessable  herein,  to  an  injunction  or  injunctions  restraining,  preventing  or  curing  any  breach of  this  Note  and  to  enforce  specifically  the  terms  and  provisions  thereof,  without  the  necessity of showing economic loss and without any bond or other security being  required.

[THE  REMAINDER  OF  THIS  PAGE  HAS  DELIBERATELY  BEEN  LEFT

BLANK]

Borrower _______________

Holder _______________

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SIGNED by: Edward M. Liceaga

|

for and on behalf of

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River North Equity, Inc.

|

|

Signature: ____________________

|

|

SIGNED by: ____________________

|

for and on behalf of

|

MineralRite Corporation

Signature: ____________________

|

|

|

|

Borrower _______________

Holder _______________

EXHIBIT C:  NOTICE OF CONVERSION

The  undersigned  hereby  elects  to  convert  $[  ____________]  of  the  Note  (defined  below)  into  the number  of  shares  of  Common  Stock  of  MineralRite  Corporation  (the  "Borrower")  to  be  issued pursuant  to  the  conversion  of  the  Note  as  set  forth  below  according  to  the  conditions  of  the

Convertible  Promissory  Note  of  Borrower  dated  January  __,  2015  (the  "Note").  No  fee  will  be charged to Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐  The  Borrower  shall  electronically  transmit  the  Common  Stock  issuable  pursuant   to  this

Conversion  Notice  to  the  account  of  the  undersigned  or  its  nominee  with  DTC  through  its

Deposit Withdrawal Agent Commission system ("DWAC  Transfer"). This election shall only be  effective  if  the  Company's  transfer  agent  is  a  participating  member  of  DTC's  DWAC program and the Borrower is DWAC eligible.

Name of DTC Prime Broker:

Account Number:

☐  The  undersigned  hereby  requests  that  the  Borrower  issue  a  certificate  or  certificates for the  number  of  shares  of  Common  Stock  set  forth  below  (which  numbers  are  based  on  the

Holder's   calculation   attached   hereto)   in   the   name(s)   specified   immediately  below   or,   if

additional space is necessary, on an attachment hereto:

River North Equity, Inc.

360 W. Hubbard St., Unit 2801

Chicago, Illinois 60654

T (312)-643-0280

Date of Conversion:  ________________

Applicable Conversion Price:  ________________

Number of Shares of Common Stock to be Issued:  ________________

Pursuant to Conversion of the Notes:

Amount of Principal Balance Due remaining under the Note after this conversion:

Borrower _______________

Holder _______________

River North Equity, Inc.

By:  ___________________________

Name: Edward M. Liceaga

Title:  President

Date: __________________________

Borrower _______________

Holder _______________